Exhibit 10.2

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 18

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION

This Amendment No. 18 (hereinafter referred to as the “Amendment”) is entered into as of July 26, 2024 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 family aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect, among other things, the rescheduling of certain Aircraft.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

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Exhibit 10.2

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1DELIVERY

1.1    The Buyer and the Seller hereby convert the type and reschedule the Delivery of certain Aircraft as detailed in the following table (the “Amdt 18 Converted Aircraft”):

CACID	Previous Aircraft Type	Revised Aircraft Type	Previous Scheduled Delivery Period	New Scheduled Delivery Period
10002789	Converted A321 XLR Aircraft	Incremental A321 NEO Aircraft	[***]-26	[***] 2030
10054131	Converted A321 XLR Aircraft	Additional A321 NEO Aircraft	[***]-26	[***] 2030
10054132	Converted A321 XLR Aircraft	Additional A321 NEO Aircraft	[***] 2026	[***] 2030
402147	Converted A321 LR Aircraft	2018 Converted A321 NEO Aircraft	[***] 2027	[***] 2031
402146	Converted A321 LR Aircraft	2018 Converted A321 NEO Aircraft	[***] 2027	[***] 2031

The Amdt 18 Converted Aircraft shall hereafter be treated as Incremental A321 NEO Aircraft, Additional A321 NEO Aircraft, or 2018 Converted A321 NEO Aircraft, in each case as shown in the table above, for all purposes under the Agreement, and all terms and conditions governing the sale and purchase of Incremental A321 NEO Aircraft, Additional A321 NEO Aircraft, or 2018 Converted A321 NEO Aircraft under the Agreement will apply accordingly.

1.2    The Buyer and the Seller hereby reschedule the Delivery of certain Aircraft to the “New Scheduled Delivery Periods” as detailed in the following table:

CACID	Aircraft Type	Previous Scheduled Delivery Period	New Scheduled Delivery Period
10054138	Additional A321 NEO Aircraft	[***]-24	[***]-24
10002785	Incremental A321 NEO Aircraft	[***]-25	[***]-25
10054133	Additional A321 NEO Aircraft	[***]-25	[***]-25
10054137	Converted A321 XLR Aircraft	[***]-25	[***]-25
10002779	Converted A321 XLR Aircraft	[***]-25	[***]-25
402 139	Converted A321 XLR Aircraft	[***]-25	[***] 2031
402 148	Converted A321 XLR Aircraft	[***] 2027	[***] 2032
402 159	Converted A321 XLR Aircraft	[***] 2027	[***] 2032
10002793	Converted A321 XLR Aircraft	[***] 2027	[***] 2032
402 133	Converted A321 NEO Aircraft	[***]-26	[***] 2031
402 132	Converted A321 XLR Aircraft	[***] 2027	[***] 2033
10054129	Converted A321 XLR Aircraft	[***] 2028	[***] 2033
402 129	A321 NEO Aircraft	[***] 2027	[***] 2031
10002790	Converted A321 XLR Aircraft	[***] 2028	[***] 2033
402 138	Converted A321 NEO Aircraft	[***] 2027	[***] 2031

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10002791	Converted A321 XLR Aircraft	[***] 2028	[***] 2033
402 144	2018 Converted A321 NEO Aircraft	[***] 2027	[***] 2031
10054134	Additional A321 NEO Aircraft	[***] 2028	[***] 2031
10054126	2018 Converted A321 NEO Aircraft	[***] 2028	[***] 2031
402 164	2018 Converted A321 NEO Aircraft	[***] 2028	[***] 2032
402 155	2018 Converted A321 NEO Aircraft	[***] 2028	[***] 2032
10054128	Additional A321 NEO Aircraft	[***] 2028	[***]2032
10054127	Additional A321 NEO Aircraft	[***] 2028	[***] 2032
402 156	2018 Converted A321 NEO Aircraft	[***] 2028	[***] 2032
402 154	2018 Converted A321 NEO Aircraft	[***] 2028	[***] 2032
402 153	2018 Converted A321 NEO Aircraft	[***] 2028	[***] 2032
10002794	Incremental A321 NEO Aircraft	[***] 2028	[***] 2032
402 158	2018 Converted A321 NEO Aircraft	[***] 2028	[***] 2032
402 157	2018 Converted A321 NEO Aircraft	[***] 2028	[***] 2032
402 160	2018 Converted A321 NEO Aircraft	[***] 2028	[***] 2032
402 161	2018 Converted A321 NEO Aircraft	[***] 2029	[***] 2032
402 162	2018 Converted A321 NEO Aircraft	[***] 2029	[***] 2033
402 166	2018 Converted A321 NEO Aircraft	[***] 2029	[***] 2033
402 165	2018 Converted A321 NEO Aircraft	[***] 2029	[***] 2032
402 163	2018 Converted A321 NEO Aircraft	[***] 2029	[***] 2033
10002766	A321 NEO Aircraft	[***] 2029	[***] 2033
10002767	A321 NEO Aircraft	[***] 2029	[***] 2033
402 140	Converted A321 NEO Aircraft	[***] 2029	[***] 2033
402 128	A321 NEO Aircraft	[***] 2029	[***] 2033
10002776	Incremental A321 NEO Aircraft	[***] 2029	[***] 2033
402 151	2018 Converted A321 NEO Aircraft	[***] 2029	[***] 2033
10002769	A321 NEO Aircraft	[***] 2029	[***] 2033
402 130	A321 NEO Aircraft	[***] 2029	[***] 2033
402 152	2018 Converted A321 NEO Aircraft	[***] 2029	[***] 2033

1.2    Schedule 1 to the Agreement is deleted in its entirety and replaced by the Amended and Restated Schedule 1 (the “Amended and Restated Schedule 1”) attached hereto as Appendix 1.

1.3    Any and all Predelivery Payments [***] becoming due under the Agreement.

Any and all Predelivery Payments becoming due upon execution of this Amendment [***].

1.4    [***], and provided no Termination Event has occurred and is continuing at such time, the Buyer shall be entitled to [***] of the [***] to invoices issued by the Seller or AACS to the Buyer that are (i) for services related to Aircraft and (ii) related to agreements entered into between the Buyer and the Seller or AACS after the date of execution of this Amendment.

Any such application shall therefore serve to [***]as described in [***].

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1.5    It shall be the Buyer’s sole responsibility to ensure, without any intervention necessary from the Seller, that all of the BFE Suppliers are notified of and accept the rescheduling set forth in this Amendment without the Seller incurring any costs, losses, expenses, additional obligations, penalties, damages or liabilities of any kind by reason of such rescheduling, and the Buyer will indemnify and hold the Seller harmless against any and all of such costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

1.6    The Buyer shall enter into discussions directly with the relevant Propulsion System manufacturer to amend the relevant propulsion systems agreement(s) in order to reflect the rescheduling set out in this Amendment and will indemnify and hold the Seller harmless against any and all costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller in the event that the Buyer fails to perform its obligations as set out under this Clause 1.6 unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

2    [***]

Clause 9 of the Amended and Restated Letter Agreement No. 1 to the Agreement is hereby deleted in its entirety and replaced by the following quoted text:

QUOTE

9    [***]

9.1    [***]

    [***]

(i)    [***]

(ii)    [***]
(iii)    [***]

(iv)    [***]

[***]

9.1.1    [***]

UNQUOTE

3    NON-EXCUSABLE DELAY [***]

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In consideration of the Parties agreeing to postpone the Delivery of certain Aircraft as detailed in Clause 1 herein, [***] in respect of any of Aircraft if affected by a Non-Excusable Delay.

The [***] shall become available to the Seller as of the date of execution of this Amendment, shall be applicable to [***] in respect of any Aircraft, and shall be [***].

4    [***]

4.1    In consideration of the Seller’s agreement to defer the Buyer’s contractual obligations to purchase and take delivery of the Aircraft that are subject to rescheduling herein [***].

4.2    Notwithstanding the above, the Seller shall consent to the Buyer entering into [***] provided the following conditions are met:

a)[***], and
b)[***], and
c)[***].

4.3    Should the Buyer enter into an [***].

4.4    For clarity, this Clause 4 shall not apply to (i) [***]; (ii) [***]; (iii) [***]; (iv) [***], and (v) [***].

5    [***]

5.1    Clause 5.1 of Amendment No. 13 to the Agreement is hereby deleted in its entirety and replaced by the following:

QUOTE

5.1    [***]

    [***]

UNQUOTE

5.2    Clause 5.3 of Amendment No. 13 to the Agreement is hereby deleted in its entirety. The Buyer acknowledges [***] in accordance with the terms of such Clause 5.3.

6    COMPLIANCE, SANCTIONS AND EXPORT CONTROL

6.1    Clause 0.1 of the Agreement is hereby amended to add the following defined terms:

“ABC Legislation” means any law, regulation, embargo or restrictive measure (in each case having force of law) imposed by the United Nations, the United States of America, the European Union,

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the United Kingdom, any other country or any official institution or agency of any of the foregoing, in relation to anti-money laundering, anti-corruption, anti-bribery and counter terrorism financing.

“Applicable Legislation” means any ABC Legislation to which the relevant Party may be subject.

“KYC Procedures” means any applicable “know your customer” due diligence, including, anti-money laundering, anti-corruption, anti-bribery, counter terrorism financing, sanctions or other similar checks and procedures, whether resulting from any internal requirement of the Seller or from the operation of any Applicable Legislation.

“Sanctions Authority” means the Government of the United States of America (including, without limitation, the Department of State, the Department of Commerce and the Office of Foreign Assets Control (OFAC) of the US Department of the Treasury), the United Nations, the European Union, the United Kingdom or the government of any country with jurisdiction over the Seller and/or Buyer, whereby applicable jurisdiction is determined by the country in which each Party is organized or does business.

“Sanctions Event” has the meaning set out in Clause 23.2.

“Sanctions and Export Control Laws” means any laws or regulations which impose economic, trade or other restrictive measures or, export, re-export licenses or other authorisations in each case issued and enforced by a Sanctions Authority.

“Sanctioned Person” means:
a)any natural or legal person in any list of sanctioned persons of any Sanctions Authority; or
b)any natural or legal person directly or indirectly owned or Controlled by any one or several person(s) designated under (a) above.

6.2    The following Clause 23 is hereby added to the Agreement:

QUOTE

23    COMPLIANCE, SANCTIONS AND EXPORT CONTROL

    For the purpose of this Clause 23, any reference to an “Affiliate” shall be deemed to include the directors, officers, agents, employees, representatives and subcontractors of such Affiliate.

23.1    Compliance

    Each Party shall, at its own cost, comply (and shall ensure that its directors, officers, agents, employees and its Affiliates comply) with its Applicable Legislation and with its obligations under this Clause 23.

    Each Party shall provide to the other any information that such Party may reasonably request from time to time in order to comply with the KYC Procedures (including information relating to such

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Party’s corporate structure and ultimate beneficial ownership, and such Party’s sources of financing).

    Each Party hereby represents and warrants to the other that neither it nor any of its Affiliates (or any person associated with such Party or such Affiliate) has, as at the date hereof, paid, given, offered or received or agreed to pay, give, offer or receive any improper or illegal benefit (including in the form of any fee, commission, payment, salary, sponsorship, gift or other consideration) to and/or from any natural or legal person in connection with the entering into or the performance of this Agreement (an “Improper Benefit”).

    Each Party undertakes that it will not pay, give, offer or receive or agree to pay, give, offer or receive any Improper Benefit.

    The Parties hereby agree that if, in relation to this Agreement, a Party is found guilty of, or admits to, or enters into a settlement relating to, in each case, granting or receiving an Improper Benefit further to legal proceedings under any Applicable Legislation in respect of an Improper Benefit, the other Party may terminate all or part of this Agreement without any liability towards the first Party.

23.2    Sanctions and Export Control

    Each Party represents to the other as at the date hereof that neither it nor any of its Affiliates is a Sanctioned Person and undertakes at all times to conduct its business in compliance with all applicable Sanctions and Export Control Laws of the jurisdiction(s) in which it is organized or operates in performance of its obligations under this Agreement.

    If, at any time following the signature of this Agreement, (i) a Party or any of its Affiliates becomes a Sanctioned Person or (ii) the performance of a Party’s obligations under this Agreement would constitute a breach of Sanctions and Export Control Laws (each a “Sanctions Event”), then the affected Party shall promptly notify the other Party and the Parties shall, to the extent permitted by applicable Sanctions and Export Control Laws, consult with each other with a view to mitigating the effects of such Sanctions Event. During such consultation:

a)in the case of paragraph (i) above, the Party that has not become a Sanctioned Person; and

b)in the case of paragraph (ii) above, the Party whose performance under this Agreement would constitute a breach of Sanctions and Export Control laws,

    shall, in each case, have the right to suspend the performance of its obligations under this Agreement at any time following the occurrence of a Sanctions Event.

    If performance of the obligations of the Parties cannot be lawfully resumed within a period of eighteen (18) months after the occurrence of a Sanctions Event which is continuing, then the Party described in subclause (a) or (b), in its sole discretion, may terminate this Agreement at any time without any liability towards the other Party, upon notice to the other Party.

    The Buyer undertakes to use each Aircraft exclusively for the purposes of commercial aviation and that, unless authorised by applicable Sanctions and Export Control Laws, it will not directly or

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indirectly sell, import, export, re-export, lease, sublease or operate the Aircraft: (a) to or in any country or destination which is the subject of commercial, economic or financial restrictions pursuant to any applicable Sanctions and Export Control Laws and/or (b) to any Sanctioned Person.

23.3    Buyer’s Account for Payments

    The Buyer shall pay any applicable Predelivery Payments, the Balance of the Final Price and any other amount owed by the Buyer to the Seller hereunder from the following Buyer’s account (the “Buyer’s Account”), and any payments to be made by the Seller to the Buyer shall be made to the same account:

Beneficiary Name: JetBlue Airways Corporation Account identification: Tax ID – [*] with: [*] SWIFT: [*] IBAN: [*] ABA: [*] Full address of bank: [*] [*] [*]

UNQUOTE

7    EFFECT OF THE AMENDMENT

    The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

    Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

    This Amendment will become effective upon its execution.

8    CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

9    ASSIGNMENT

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Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 9 will be void and of no force or effect.

10    COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

11    INTERPRETATION AND LAW

This Amendment is subject to the Interpretation and Law provisions set forth in Clause 22.6 of the Agreement.

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IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.

JETBLUE AIRWAYS CORPORATION AIRBUS S.A.S.

By: /s/ Ursula L/ Hurley By: /s/ Paul Domejean

Its: Chief Financial Officer Its: Head of Transaction Offerings

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Appendix 1
to
Amendment No. 18

Amended and Restated
Schedule 1

[Delivery Schedule]

[Omitted.]

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